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                                   Exhibit 1


              Letter to The Bank of New York, dated June 5, 1996,
                        notifying the Bank of New York,
                  as Rights Agent under the Rights Agreement,
                    of the ten year extension of the rights
               pursuant to Section 7(b) of the Rights Agreement.

                [LETTERHEAD OF PHILLIPS-VAN HEUSEN CORPORATION]


VIA OVERNIGHT MAIL

                                                   June 5, 1996

The Bank of New York
101 Barclay Street
22nd Floor
New York, NY 10286

Attention: Equity Tender and Exchange Department

                         Re: Rights Agreement

Dear Sirs:

     Reference is made to the Rights Agreement, dated as of June 10, 1986, as heretofore amended (the "Rights Agreement"), between Phillips-Van Heusen Corporation (the "Company") and The Bank of New York (the "Rights Agent"). In accordance with Section 7(b) of the Rights Agreement, the Company hereby notifies the Rights Agent of its determination, pursuant to the approval of the Company's Board of Directors (the "Board") on April 16, 1996 (a certified copy of the Board's resolutions is being enclosed herewith), to extend the rights issued thereunder for a period of ten years commencing with the original expiration date of June 16, 1996.


                            Very truly yours,


                            PHILLIPS-VAN HEUSEN CORPORATION


                            By: /s/ Pamela N. Hootkin
                                -----------------------------
                                Name:  Pamela N. Hootkin
                                Title: Vice President, Treasurer and Secretary


PNH:fmy

cc: Jason Pollack, Esq., Rosenman & Colin



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                        PHILLIPS-VAN HEUSEN CORPORATION

                            SECRETARY'S CERTIFICATE

     I, Pamela N. Hootkin, being the duly elected, qualified and acting Secretary of PHILLIPS-VAN HEUSEN CORPORATION (the "Corporation"), a Delaware corporation, do hereby certify, solely in my capacity as an officer of the Corporation, as follows:

     1. Attached hereto as Exhibit A is a true, complete and correct copy of the resolutions duly adopted by the Corporation's Board of Directors at the meeting of the Board of Directors held on April 16, 1996. Said resolutions are the only resolutions of said Board with respect to the subject matter thereof, have not been modified or rescinded since their adoption and are in full force and effect on the date hereof.

     IN WITNESS WHEREOF, the undersigned has executed this certificate on behalf of the Corporation as of this 5th day of June 1996.

                                           /s/ Pamela N. Hootkin
                                           ----------------------------
                                           Pamela N. Hootkin, Secretary

                                                                    EXHIBIT A

              Recitals and Resolutions of the Board of Directors

     WHEREAS, the rights (the "Rights") issued under the Rights Agreement (the "Rights Agreement"), dated as of June 10, 1986, as heretofore amended, between the Company and The Bank of New York (the "Rights Agent"), have an initial expiration date of June 16, 1996; and

     WHEREAS, the Board of Directors deems that it is in the best interests of the Company to extend the term of the Rights for a successive ten-year period;

     NOW, THEREFORE, it is

          RESOLVED, that pursuant to Section 7(b) of the Rights Agreement, the Company hereby extends the Rights for a successive ten-year period from the initial expiration date of June 16, 1996;

          RESOLVED, that the appropriate officers of the Company be, and each of them hereby is, authorized, empowered and directed to execute and deliver a letter to the Rights Agent, pursuant to Section 7(b) of the Rights Agreement, notifying the Rights Agent of the Company's decision to extend the Rights for a successive ten-year period from the initial expiration date of June 16, 1996; and

          RESOLVED, that each of the appropriate officers of the Company be, and each of them hereby is, authorized, empowered and directed to take all such further action and to execute, deliver, certify and file all such further instruments and documents, in the name and on behalf of the Company, under its corporate seal or otherwise, and to pay all such costs and expenses as such officers shall approve as necessary or advisable to carry out the intent and accomplish the purpose of the foregoing resolutions and the transactions contemplated thereby.